[LOGO] M F S(SM)
INVESTMENT MANAGEMENT                                             Annual Report
                                                                 for Year Ended
                                                              December 31, 1997


MFS(R) TOTAL RETURN SERIES
A Series of MFS(R) Variable Insurance Trust(SM)


[Graphic Omitted]

MFS(R) TOTAL RETURN SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                           INVESTMENT ADVISER
Nelson J. Darling, Jr.                             Massachusetts Financial Services Company
Trustee, Eastern Enterprises                       500 Boylston Street
(diversified holding company)                      Boston, MA 02116-3741

William R. Gutow                                   DISTRIBUTOR
Vice Chairman,                                     MFS Fund Distributors, Inc.
Capitol Entertainment Management Company           500 Boylston Street
(Blockbuster Video franchise)                      Boston, MA 02116-3741

PORTFOLIO MANAGERS                                 INVESTOR SERVICE
David M. Calabro*                                  MFS Service Center, Inc.
Geoffrey L. Kurinsky*                              P.O. Box 2281
Judith Noelle Lamb*                                Boston, MA 02107-9906
Lisa B. Nurme*
Maura A. Shaughnessy*                              For additional information,
                                                   contact your financial adviser.
TREASURER
W. Thomas London*                                  CUSTODIAN
                                                   State Street Bank and Trust Company
ASSISTANT TREASURERS
Mark E. Bradley*                                   AUDITORS
Ellen Moynihan*                                    Deloitte & Touche LLP
James O. Yost*
                                                   WORLD WIDE WEB
SECRETARY                                          www.mfs.com
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

[logo omitted}  For the fourth year in a row, MFS earned a #1 ranking in the
                DALBAR, Inc. Broker/Dealer Survey, Main Office Operations Service Quality Category. The firm achieved a 3.42 overall score on a scale of 1 to 4 in the 1997 survey. A total of 111 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 11 categories, including "knowledge of operations contact," "keeping you informed," and "ease of doing business" with the firm.

*Affiliated with the Investment Adviser

  MFS Mourns Chairman's Passing

  It is with deep regret that we inform you of the death on February 2, 1998, of A. Keith Brodkin, Chairman and Chief Executive Officer of MFS Investment Management(SM). Mr. Brodkin joined MFS in 1970 and made enormous contributions to the organization, including helping to build the firm's investment staff, which will continue to manage all of the MFS investment portfolios. His leadership, friendship, and wise counsel will be sorely missed.

Dear Contract Owners:

Thanks to a sustained period of relative stability and moderate growth, the U.S. economy has produced thousands of new jobs, inflation has remained under control, and the investment climate has -- for the most part -- been favorable. The increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. The rapid pace of growth seen in the first quarter slowed to an annual rate of 3.3% in the second quarter and 3.5% in the third. We believe this economic momentum will carry well into the first quarter of 1998 as a result of lower interest rates and continuing growth in the money supply. While U.S. economic growth continues to be impressive, events in the Pacific Rim will somewhat offset that and, therefore, markets are likely to continue to focus on Federal Reserve Board (Fed) activity.

The extreme volatility seen in the U.S. equity market in the fall was, we believe, the consequence of overvaluations that had been evident for some months. As a result, the stock market has been vulnerable to some type of correction and has been impacted in the near term by chaotic market conditions in the Pacific Rim. In the face of all this, however, the equity market continues to exhibit surprising strength, much of it the result of continued gains in corporate earnings, a trend that could be an important indicator of the market's future direction. Certainly the situation throughout Asia bears close scrutiny because it appears to be clearly deflationary and raises the prospect of trade wars developing throughout the area. We are not convinced that U.S. markets have escaped totally from October's volatility. Thus, not only is the near-term outlook for profits being adjusted for the Asian crisis, we also believe equity valuations have risen to a point where a cautious investment approach seems warranted, with a need for particular attention to be paid to the effect of Pacific Rim volatility on the earnings of U.S. companies.

The U.S. government bond market has benefited from the deflationary events in Asia, while the high-yield and emerging-debt markets have come under severe pressure. Inflation remains under control, and the Fed will most likely take a wait-and-see attitude toward raising interest rates. As a result, our near-term outlook for high-grade markets is neutral to moderately positive. At the same time, high-yield markets, having gone through a substantial correction, could offer reasonable value but require careful selection. Overall, fixed-income markets appear to be reasonably valued.

Comments from the head of the MFS Total Return Series team are presented on the next page. We appreciate your support and welcome any questions or comments you may have.

Respectfully,


/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    President, MFS Investment Management

    January 12, 1998

MFS TOTAL RETURN SERIES

For the year ended December 31, 1997, the Series provided a total return of 21.30% (including the reinvestment of any distributions). This compares to a 33.36% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, and to a 9.76% return for the Lehman Brothers Government/Corporate Bond Index, an unmanaged, market-value-weighted index of U.S. Treasury and government-agency securities (excluding mortgage-backed securities) and investment-grade domestic corporate debt.

Over the period, we maintained an equity weighting of between 54% and 59%. Approximately 3% to 4% of the weighting consisted of preferred stocks, convertible preferred stocks, and convertible bonds, which we include in our equity calculations. We consider an equity allocation under 60% to be conservative for a balanced fund.

Given our view that there are few cheap stocks in the market, we have concentrated our equity positions in areas where earnings are visible, valuations are fair, and consolidation is taking place. As a result, we have been overweighted in financial services, energy, and utility stocks. In addition, we continue to find value in large, multinational, franchise-type companies overseas, such as Henkel and SmithKline-Beecham.

On the bond side, the Series is more heavily weighted in corporate bonds than in U.S. Treasuries, with a duration (or measure of interest-rate sensitivity) that is modestly above that of the Series' benchmark. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) Generally, we have positioned the bond portfolio for a flat to slightly downward interest-rate environment.

We have positioned the Series in a relatively conservative manner. Should the equity market produce a significant correction over the next several months, we will look to shift more of our assets into stocks with better valuations.

Respectfully,

/s/ David M. Calabro
    David M. Calabro
    (On behalf of the MFS Total Return Series team)

PORTFOLIO MANAGER'S PROFILES

David M. Calabro, Senior Vice President; Geoffrey L. Kurinsky, Senior Vice President; Judith Noelle Lamb, Vice President; Lisa B. Nurme, Senior Vice President; and Maura A. Shaughnessy, Senior Vice President, are the Series' portfolio managers. Mr. Calabro is the head of this portfolio management team and a manager of the common stock portion of the Series' portfolio. Mr. Calabro has been employed by MFS since 1992. Mr. Kurinsky, the manager of the Series' fixed-income securities, has been employed by MFS since 1987. Ms. Lamb, the manager of the Series' convertible securities, has been employed by MFS since 1992. Ms. Nurme, a manager of the common stock portion of the Series' portfolio, has been employed by MFS since 1987. Ms. Shaughnessy, also a manager of the common stock portion of the Series' portfolio, has been employed by MFS since 1991.

OBJECTIVES AND POLICIES

The Series' primary investment objective is to provide above-average income consistent with the prudent employment of capital. The secondary objective is to provide a reasonable opportunity for capital and income.

Commencement of investment operations: January 3, 1995

PERFORMANCE SUMMARY

The information below illustrates the performance of MFS Total Return Series - VIT shares in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from February 1, 1995, through December 31, 1997)

          MFS Total       S&P 500       Consumer    Lehman Brothers    Lipper
        Return Series    Composite    Price Index     Gov./Corp.       Balanced
           - VIT          Index         - U.S.       Bond Index       Fund Index

 2/95    $10,000         $10,000       $10,000        $10,000         $10,300
12/95     12,700          13,400        10,200         11,700          12,300
12/96     14,500          16,500        10,600         12,000          13,900
12/97     17,578          21,990        10,779         13,214          16,735

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1997

                                                   1 Year      Life of Series*
-----------------------------------------------------------------------------
MFS Total Return Series                           +21.30%             +20.93%
-----------------------------------------------------------------------------
Average balanced fund**                           +18.93%             +19.43%
-----------------------------------------------------------------------------
Lehman Brothers Government/Corporate
  Bond Index#                                     + 9.76%             +10.45%
-----------------------------------------------------------------------------
Lipper Balanced Fund Index**                      +20.05%             +19.31%
-----------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#            +33.36%             +31.22%
-----------------------------------------------------------------------------
Consumer Price Index#+                            + 2.15%             + 2.67%
-----------------------------------------------------------------------------

 * For the period from the commencement of the Series' investment operations, January 3, 1995, through December 31, 1997.

** Source: Lipper Analytical Services, Inc.

 # Source: CDA/Wiesenberger.

 + The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in the product will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

All results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time.

PORTFOLIO OF INVESTMENTS - December 31, 1997

Stocks - 55.4%
--------------------------------------------------------------------------------
Issuer                                                 Shares          Value
--------------------------------------------------------------------------------
U.S. Stocks - 48.9%
  Aerospace - 2.9%
    Allied Signal, Inc.                                 17,500      $   681,406
    General Dynamics Corp.                               6,100          527,269
    Lockheed Martin Corp.                                3,300          325,050
    Raytheon Co., "A"                                    1,079           53,208
    Raytheon Co., "B"                                    9,850          497,425
    United Technologies Corp.                            1,980          144,169
                                                                    -----------
                                                                    $ 2,228,527
-------------------------------------------------------------------------------
  Automotive - 1.4%
    Ford Motor Co.                                      10,200      $   496,613
    General Motors Corp.                                 1,250           75,781
    Goodrich (B.F.) Co.                                 11,250          466,172
                                                                    -----------
                                                                    $ 1,038,566
--------------------------------------------------------------------------------
  Banks and Credit Companies - 6.1%
    Bank of New York, Inc.                              10,760      $   622,063
    BankBoston Corp.                                       750           70,453
    BB&T Corp.                                           3,350          214,609
    Chase Manhattan Corp.                                2,262          247,689
    Corestates Financial Corp.                           3,700          296,231
    Fleet Financial Group, Inc.                          2,650          198,584
    National City Corp.                                 12,800          841,600
    NationsBank Corp.                                    7,280          442,715
    Northern Trust Corp.                                 7,800          544,050
    Norwest Corp.                                       11,200          432,600
    PNC Bank Corp.                                      11,900          679,044
                                                                    -----------
                                                                    $ 4,589,638
 -------------------------------------------------------------------------------
  Building - 0.1%
    Sherwin Williams Co.                                 2,800      $    77,700
 -------------------------------------------------------------------------------
  Business Machines - 0.9%
    International Business Machines Corp.                6,520      $   681,747
 -------------------------------------------------------------------------------
  Cellular Telephones - 0.2%
    Telephone & Data Systems, Inc.                       3,100      $   144,344
--------------------------------------------------------------------------------
  Chemicals - 1.0%
    Air Products & Chemicals, Inc.                       5,000      $   411,250
    Dexter Corp.                                         2,500          107,969
    Dow Chemical Co.                                     1,280          129,920
    Nalco Chemical Co.                                   2,000           79,125
                                                                    -----------
                                                                    $   728,264
--------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.3%
    Digital Equipment Corp.*                             6,300      $   233,100
--------------------------------------------------------------------------------
  Conglomerates - 0.1%
    Eastern Enterprises                                  1,400      $    63,000
--------------------------------------------------------------------------------
  Consumer Goods and Services - 2.0%
    Colgate-Palmolive Co.                                1,200      $    88,200
    Philip Morris Cos., Inc.                            18,930          857,766
    Rubbermaid, Inc.                                     8,110          202,750
    Service Corp. International                          2,657           98,143
    Tyco International Ltd.                              5,400          243,337
                                                                    -----------
                                                                    $ 1,490,196
--------------------------------------------------------------------------------
  Electrical Equipment - 1.7%
    Cooper Industries, Inc.                              9,100      $   445,900
    General Electric Co.                                11,000          807,125
                                                                    -----------
                                                                    $ 1,253,025
 -------------------------------------------------------------------------------
  Entertainment - 0.2%
    Viacom, Inc., "B"*                                   3,200      $   132,600
 -------------------------------------------------------------------------------
  Financial Institutions - 3.1%
    American Express Co.                                 8,290      $   739,882
    Beneficial Corp.                                       900           74,812
    CIT Group, Inc., "A"*                                2,000           64,500
    Edwards (A.G.), Inc.                                 6,850          272,288
    Federal Home Loan Mortgage Corp.                     5,640          236,528
    Federal National Mortgage Assn                       9,600          547,800
    Merrill Lynch & Co., Inc.                            1,900          138,581
    Morgan Stanley, Dean Witter, Discover & Co. .        4,900          289,712
                                                                    -----------
                                                                    $ 2,364,103
 -------------------------------------------------------------------------------
  Food and Beverage Products - 0.5%
    General Mills, Inc.                                  1,350      $    96,694
    McCormick & Co., Inc.                                3,000           84,000
    PepsiCo., Inc.                                       4,800          174,900
                                                                    -----------
                                                                    $   355,594
--------------------------------------------------------------------------------
  Forest and Paper Products - 0.9%
    Champion International Corp.                         3,600      $   163,125
    Weyerhaeuser Co.                                    10,100          495,531
                                                                    -----------
                                                                    $   658,656
--------------------------------------------------------------------------------
  Insurance - 4.9%
    Allstate Corp.                                       1,700      $   154,488
    Chubb Corp.                                          8,100          612,562
    CIGNA Corp.                                          4,200          726,862
    Lincoln National Corp.                               7,300          570,313
    Provident Cos., Inc.                                 6,800          262,650
    St. Paul Cos., Inc.                                  5,090          417,698
    Torchmark Inc.                                      13,600          572,050
    Travelers Group, Inc.                                6,849          368,990
                                                                    -----------
                                                                    $ 3,685,613
--------------------------------------------------------------------------------
  Machinery - 0.9%
    Deere & Co., Inc.                                    5,850      $   341,128
    Lear Corp.*                                          5,900          280,250
    York International Corp.                               780           30,859
                                                                    -----------
                                                                    $   652,237
--------------------------------------------------------------------------------
  Medical and Health Products - 2.3%
    American Home Products Corp.                         7,430      $   568,395
    Baxter International, Inc.                           2,480          125,085
    Bristol-Myers Squibb Co.                            11,500        1,088,187
                                                                    -----------
                                                                    $ 1,781,667
--------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0 2%
    United Healthcare Corp.                              3,400      $   168,937
--------------------------------------------------------------------------------
  Metals and Minerals - 0.4%
    Aluminum Co. of America                              4,250      $   299,094
    Phelps Dodge Corp.                                     300           18,675
                                                                    -----------
                                                                    $   317,769
--------------------------------------------------------------------------------
  Oil Services - 0.3%
    Baker Hughes, Inc.                                   5,200      $   226,850
--------------------------------------------------------------------------------
  Oils - 4.2%
    Amoco Corp.                                          2,890      $   246,011
    Atlantic Richfield Co.                               5,020          402,227
    Chevron Corp.                                        2,500          192,500
    Exxon Corp.                                          7,700          471,144
    Mobil Corp.                                          5,460          394,144
    Occidental Petroleum Corp.                           8,200          240,363
    Texaco, Inc.                                        11,900          647,062
    Unocal Corp.                                         4,500          174,656
    USX-Marathon Group                                  13,100          442,125
                                                                    -----------
                                                                    $ 3,210,232
--------------------------------------------------------------------------------
  Photographic Products - 0.4%
    Eastman Kodak Co.                                    5,030      $   305,887
--------------------------------------------------------------------------------
  Pollution Control - 1.2%
    Browning Ferris Industries, Inc.                    15,000      $   555,000
    Waste Management, Inc.                              12,700          349,250
                                                                    -----------
                                                                    $   904,250
--------------------------------------------------------------------------------
  Railroads - 1.0%
    Burlington Northern Santa Fe Railway Co.             2,570      $   238,849
    Illinois Central Corp.                               9,450          321,891
    Norfolk Southern Corp.                               5,800          178,712
                                                                    -----------
                                                                    $   739,452
--------------------------------------------------------------------------------
  Real Estate Investment Trusts - 1.1%
    Arden Realty, Inc.                                   6,500      $   199,875
    Boston Properties, Inc.                              3,900          128,944
    Hospitality Properties Trust                         2,500           82,188
    Meditrust                                            3,905          143,021
    Prime Group Realty Trust                             4,400           89,100
    Tower Realty Trust, Inc.                             1,800           44,325
    TriNet Corporate Realty Trust, Inc.                  4,600          177,962
                                                                    -----------
                                                                    $   865,415
--------------------------------------------------------------------------------
  Restaurants and Lodging
    Tricon Global Restaurants, Inc.*                       600      $    17,438
--------------------------------------------------------------------------------
  Special Products and Services
    Stanley Works                                          500      $    23,594
--------------------------------------------------------------------------------
  Stores - 1.8%
    CVS Corp.                                            1,300      $    83,281
    May Department Stores Co.                              950           50,053
    Penney (J.C.), Inc.                                  6,800          410,125
    Rite Aid Corp.                                      11,700          686,644
    Sears, Roebuck & Co.                                 2,800          126,700
                                                                    -----------
                                                                    $ 1,356,803
--------------------------------------------------------------------------------
  Supermarkets - 0.5%
    Meyer (Fred), Inc.*                                  5,000      $   181,875
    Safeway, Inc.*                                       3,000          189,750
                                                                    -----------
                                                                    $   371,625
--------------------------------------------------------------------------------
  Telecommunications - 0.7%
    AT&T Corp.                                           9,300      $   569,625
--------------------------------------------------------------------------------
  Utilities - Electric - 3.5%
    Carolina Power & Light Co.                           6,900      $   292,819
    Cinergy Corp.                                        7,000          268,187
    CMS Energy Corp.                                     5,000          220,312
    DPL, Inc.                                              600           17,250
    Duke Energy Corp.                                    6,173          341,830
    FPL Group, Inc.                                      6,100          361,044
    GPU, Inc.                                            2,700          113,738
    New Century Energies, Inc.                           5,000          239,687
    Pacificorp                                          10,700          292,244
    Pinnacle West Capital Corp.                          9,300          394,087
    Texas Utilities Co.                                  2,270           94,347
                                                                    -----------
                                                                    $ 2,635,545
--------------------------------------------------------------------------------
  Utilities - Gas - 1.6%
    Coastal Corp.                                        9,530      $   590,264
    Keyspan Energy Corp.                                 3,300          121,481
    Pacific Enterprises                                    500           18,813
    UGI Corp.                                            5,900          172,944
    Union Pacific Resources Group, Inc.                  2,100           50,925
    Williams Cos., Inc.                                 10,400          295,100
                                                                    -----------
                                                                    $ 1,249,527
--------------------------------------------------------------------------------
  Utilities - Telephone - 2.5%
    BellSouth Corp.                                      6,900      $   388,556
    GTE Corp.                                           13,950          728,888
    SBC Communications, Inc.                             3,572          261,649
    Sprint Corp.                                         8,200          480,725
                                                                    -----------
                                                                    $ 1,859,818
--------------------------------------------------------------------------------
Total U.S. Stocks                                                   $36,981,344
--------------------------------------------------------------------------------
Foreign Stocks - 6.5%
    Canada - 0.3%
      Canadian National Railway Co. (Railroads)          5,700      $   269,325
--------------------------------------------------------------------------------
  France - 0.3%
    Alcatel Alsthom, ADR (Telecommunications)            8,000      $   202,500
--------------------------------------------------------------------------------
  Germany - 1.0%
    Henkel Kgaa (Chemicals)                              9,600      $   606,344
    Hoechst AG (Chemicals)                               4,000          140,234
                                                                    -----------
                                                                    $   746,578
--------------------------------------------------------------------------------
  Netherlands - 1.6%
    Akzo Nobel N.V. (Chemicals)                          3,800      $   655,780
    Royal Dutch Petroleum Co., ADR (Oils)               10,080          546,210
                                                                    -----------
                                                                    $ 1,201,990
--------------------------------------------------------------------------------
  Spain - 0.2%
    Repsol S.A., ADR (Oil Services)                      3,200      $   136,200
--------------------------------------------------------------------------------
  Switzerland - 0.5%
    Novartis AG (Pharmaceuticals)                          220      $   357,589
--------------------------------------------------------------------------------
  United Kingdom - 2.6%
    British Petroleum PLC, ADR (Oils)                   13,276      $ 1,057,931
    Diageo PLC (Food and Beverages)                     20,800          190,583
    SmithKline-Beecham PLC, ADR (Medical and Health
      Products)                                         14,360          738,643
                                                                    -----------
                                                                    $ 1,987,157
--------------------------------------------------------------------------------
Total Foreign Stocks                                                $ 4,901,339
--------------------------------------------------------------------------------
Total Stocks (Identified Cost, $36,216,847)                          41,882,683
--------------------------------------------------------------------------------
Convertible Preferred Stocks - 1.3%
--------------------------------------------------------------------------------
  Aerospace - 0.1%
    Loral Space & Communications Corp., 6%##               900      $    55,125
--------------------------------------------------------------------------------
  Agricultural Products - 0.1%
    Case Corp., $4.50                                      500      $    72,688
--------------------------------------------------------------------------------
  Banks and Credit Companies - 0.5%
    McKesson Financing Trust, 5%##                       3,030      $   231,227
    WBK Strypes Trust                                    3,900          130,650
                                                                    -----------
                                                                        361,877
--------------------------------------------------------------------------------
Consumer Goods and Services - 0.3%
  Newell Financial Trust Co. *##                         4,900      $   255,412
--------------------------------------------------------------------------------
  Financial Institutions - 0.1%
    Finova Finance Trust, 5.5%                             600      $    42,000
--------------------------------------------------------------------------------
  Metals and Minerals
    Timet Capital Trust, 6.625%##*                         700      $    33,950
--------------------------------------------------------------------------------
  Restaurants and Lodging - 0.2%
    Host Marriott Financial Trust, 6.75%##               2,400      $   145,200
--------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost,
  $847,135)                                                         $   966,252
--------------------------------------------------------------------------------
Preferred Stock - 0.1%
--------------------------------------------------------------------------------
Printing and Publishing - 0.1%
  NB Capital Corp., 8.35% (Identified Cost,
    100,000*##                                             100      $   109,100
--------------------------------------------------------------------------------
Bonds - 32.9%
--------------------------------------------------------------------------------
                                                           Principal Amount
                                                              (000 Omitted)
--------------------------------------------------------------------------------
U.S. Bonds - 9.5%
  Aerospace
    Northrop Grumman Corp., 9.375s, 2024            $       20      $    23,195
--------------------------------------------------------------------------------
  Airlines - 0.4%
    Continental Airlines, Inc., 9.5s, 2001          $       50      $    52,500
    Continental Airlines, Inc., 9.5s, 2013                  25           28,507
    Delta Air Lines, Inc., 8.5s, 2002                      205          218,749
    United Airlines Pass-Through Trust, 7.27s, 2013         20           20,614
                                                                    -----------
                                                                    $   320,370
--------------------------------------------------------------------------------
  Apparel and Textiles
    Burlington Industries, Inc. New, 7.25s, 2027    $       20      $    21,024
--------------------------------------------------------------------------------
  Banks and Credit Companies - 0.8%
    Capital One Financial Corp., 7.25s, 2003        $       50      $    50,442
    MBNA Capital, 8.278s, 2026                             270          282,431
    Riggs National Corp., 8.5s, 2006                        20           20,977
    Washington Mutual Capital I, 8.375s, 2027              210          231,500
                                                                    -----------
                                                                    $   585,350
--------------------------------------------------------------------------------
  Cellular Telephones
    U.S. Cellular Corp., 7.25s, 2007                $       20      $    20,425
--------------------------------------------------------------------------------
  Construction Services - 0.7%
    Georgia Pacific Corp., 9.5s, 2022               $      500      $   563,015
--------------------------------------------------------------------------------
  Consumer Goods and Services
    Philip Morris Cos., Inc., 7.75s, 2027           $       20      $    21,599
--------------------------------------------------------------------------------
  Corporate Asset Backed - 0.6%
   Beneficial Home Equity Loan Trust,
      5.808s, 2037                                  $      482      $   481,399
   Loewen Group, Inc. Pass-Through Ctf., 6.7s, 1999         20           19,897
                                                                    -----------
                                                                    $   501,296
--------------------------------------------------------------------------------
  Entertainment - 0.8%
    Circus Circus Enterprises, Inc., 7s, 2036       $       40      $    40,899
    Hearst Argyle Television, Inc., 7.5s, 2027              99          101,990
    News America Holdings, Inc., 7.75s, 2045                20           20,709
    News America Holdings, Inc., 8s, 2016                   20           21,466
    Time Warner, Inc., 9.125s, 2013                         40           47,631
    Time Warner, Inc., 9.15s, 2023                          10           12,321
    Time Warner Pass-Through Asset Trust, 6.1s,
      2001##                                               320          313,542
                                                                    -----------
                                                                    $   558,558
--------------------------------------------------------------------------------
  Financial Institutions - 0.2%
    Dynex Capital Corp., 7.875s, 2002               $       20      $    20,248
    First Empire Capital Trust I, 8.234s, 2027              20           21,535
    Lehman Brothers, Inc., 7.5s, 2026                       10           10,584
    MBNA Corp., 6.963s, 2002##                              25           25,407
    Nationwide Mutual Life Insurance Co., 7.5s,
      2024##                                                25           25,209
    Salton Sea Funding Corp., 7.84s, 2010                   25           26,626
                                                                    -----------
                                                                    $   129,609
--------------------------------------------------------------------------------
  Financial Services - 1.0%
    Bear Stearns, Inc., 6.75s, 2007                 $      300      $   302,358
    Contifinancial Corp., 7.5s, 2002                       418          409,117
                                                                    -----------
                                                                    $   711,475
--------------------------------------------------------------------------------
  Forest and Paper Products - 0.2%
    Boise Cascade Co., 7.43s, 2005                  $       50      $    52,383
    Boise Cascade Co., 9.85s, 2002                          25           28,223
    Waterford 3 Funding Corp., 8.09s, 2017                 100          104,534
                                                                    -----------
                                                                    $   185,140
--------------------------------------------------------------------------------
  Insurance - 0.1%
    Conseco Finance Trust III, 8.796s, 2027         $       20      $    22,591
    Safeco Capital Trust I, 8.072s, 2037                    40           41,783
    Travelers Capital III, 7.75s, 2036                      20           20,741
                                                                    -----------
                                                                    $    85,115
--------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.1%
    Tenet Healthcare Corp., 8s, 2005                $       20      $    20,350
    Tenet Healthcare Corp., 10.125s, 2005                   20           21,850
                                                                    -----------
                                                                    $    42,200
--------------------------------------------------------------------------------
  Oil Services
    Ultramar Diamond Shamrock Corp., 7.2s, 2017     $       20      $    20,539
--------------------------------------------------------------------------------
  Oils - 0.4%
    Chesapeake Energy Corp., 7.875s, 2004           $       95      $    93,337
    Enserch Exploration, Inc., 7.54s, 2009##                20           20,058
    Gulf Canada, 9.25s, 2004                                20           21,092
    Lasmo USA, Inc., 7.3s, 2027                             79           80,679
    Oryx Energy Co., 8.375s, 2004                           50           53,922
    Transocean Offshore, Inc., 8s, 2027                     40           45,240
                                                                    -----------
                                                                    $   314,328
--------------------------------------------------------------------------------
  Precious Metals and Minerals
    Freeport McMoRan Copper & Gold, Inc., 7.5s, 2006$       14      $    11,904
--------------------------------------------------------------------------------
  Restaurants and Lodging - 0.1%
    Hilton Hotels Corp., 7.95s, 2007                $       15      $    15,912
    Mirage Resorts, Inc., 6.75s, 2007                       20           19,938
                                                                    -----------
                                                                    $    35,850
--------------------------------------------------------------------------------
  Telecommunications - 0.8%
    Continental Cablevision, Inc., 8.3s, 2006       $       20      $    21,828
    Continental Cablevision, Inc., 11s, 2007               250          277,590
    TCI Communications Financing III, 9.65s, 2027           20           23,412
    Tele-Communications, Inc., 7.385s, 2001                140          143,328
    Tele-Communications, Inc., 8.25s, 2003                  20           21,358
    WorldCom, Inc., 7.75s, 2007                             73           78,394
    WorldCom, Inc., 7.75s, 2027                             13           14,309
    WorldCom, Inc., 8.875s, 2006                            20           21,518
                                                                    -----------
                                                                    $   601,737
--------------------------------------------------------------------------------
  Transportation - 0.4%
    Federal Express Corp., 7.65s, 2014              $      250      $   267,143
--------------------------------------------------------------------------------
  Utilities - Electric - 1.5%
    Beaver Valley II Funding Corp., 8.25s, 2003     $       74      $    75,997
    Beaver Valley II Funding Corp., 8.625s, 2007            30           31,934
    Cleveland Electric Illuminating Co., 7.88s,
      2017##                                                40           42,228
    Commonwealth Edison Co., 6.4s, 2005                    100           97,934
    Commonwealth Edison Co., 7.625s, 2007                   20           21,108
    First PV Funding Corp., 10.3s, 2014                     48           51,899
    Long Island Lighting Co., 8.9s, 2019                    20           21,282
    Long Island Lighting Co., 9s, 2022                     300          334,971
    Long Island Lighting Co., 9.625s, 2024                  25           25,358
    Midland Cogeneration Venture Corp., 10.33s, 2002        47           50,624
    Niagara Mohawk Power Corp., 8.5s, 2023                  50           53,484
    Niagara Mohawk Power Corp., 8.77s, 2018                200          215,288
    Southern Co. Capital Trust, 8.19s, 2037                  9            9,514
    Texas & New Mexico Power Co., 12.5s, 1999               20           21,124
    Texas Utilities Electric Co., 7.17s, 2007               40           41,615
                                                                    -----------
                                                                    $ 1,094,360
--------------------------------------------------------------------------------
  Utilities - Gas - 1.4%
    California Energy, Inc., 10.25s, 2004           $       15      $    16,356
    Tennessee Gas Pipeline Co., 7.625s, 2037               400          431,760
    Texas Gas Transmission Corp., 7.25s, 2027              600          624,282
                                                                    -----------
                                                                    $ 1,072,398
--------------------------------------------------------------------------------
U.S. Federal Agencies - 1.4%
  Federal National Mortgage Association, 7s, 2012   $    1,081      $ 1,097,012
--------------------------------------------------------------------------------
Total U.S. Federal Agencies                                         $ 1,097,012
--------------------------------------------------------------------------------
  U.S. Government Guaranteed - 21.1%
    Government National Mortgage Association - 1.8%
      GNMA, 7.5s, 2026 - 2027                       $    1,227      $ 1,257,349
      GNMA, 8s, 2025                                       100          104,375
                                                                    -----------
                                                                    $ 1,361,724
--------------------------------------------------------------------------------
  U.S. Treasury Obligations - 19.3%
    U.S. Treasury Bonds, 9.875s, 2015               $       30      $    42,699
    U.S. Treasury Bonds, 6.125s, 2027                       20           20,553
    U.S. Treasury Bonds, 6.375s, 2027                    1,965        2,072,466
    U.S. Treasury Bonds, 6.625s, 2027                    1,281        1,390,679
    U.S. Treasury Notes, 5.875s, 1998                      176          176,248
    U.S. Treasury Notes, 6s, 1998                          400          401,124
    U.S. Treasury Notes, 9.25s, 1998                        35           35,760
    U.S. Treasury Notes, 5.875s, 1999                      880          882,746
    U.S. Treasury Notes, 9.125s, 1999                       40           41,794
    U.S. Treasury Notes, 8.5s, 2000                        260          274,461
    U.S. Treasury Notes, 7.5s, 2001                        300          318,048
    U.S. Treasury Notes, 6.625s, 2002                    3,000        3,097,020
    U.S. Treasury Notes, 6.25s, 2002                     2,850        2,908,339
    U.S. Treasury Notes, 7.25s, 2004                       220          237,428
    U.S. Treasury Notes, 6.5s, 2006                      1,262        1,321,352
    U.S. Treasury Notes, 7s, 2006                           45           48,572
    U.S. Treasury Notes, 6.125s, 2007                    1,265        1,299,990
                                                                    -----------
                                                                    $14,569,279
--------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                    $15,931,003
--------------------------------------------------------------------------------
Total U.S. Bonds                                                    $24,214,645
--------------------------------------------------------------------------------
Foreign Bonds - 0.9%
  Argentina - 0.3%
    Hidroelectrica Arcura, 8.375s, 1999 (Utilities -
      Electric)##                                   $      200      $   198,000
--------------------------------------------------------------------------------
  Chile
  Empresa Nacional de Electric, 7.325s, 2037
    (Utilities - Electric)                          $       20      $    20,197
--------------------------------------------------------------------------------
  Finland
  Upm Kymmene Corp., 7.45s, 2027 (Forest and Paper
    Products)##                                     $       20      $    20,162
--------------------------------------------------------------------------------
  Indonesia - 0.5%
    APP International Finance Co., 10.25s, 2000
      (Financial Institutions)                      $      120      $   112,800
    PT Indah Kiat Pulp & Paper Corp., 8.875s, 2000
      (Forest & Paper Products)##                          120          106,672
    PT Polysindo Eka Perkasa, 13s, 2001 (Chemicals)        100           91,000
                                                                    -----------
                                                                    $   310,472
--------------------------------------------------------------------------------
  Mexico - 0.1%
    Banco Commercial Sa, 8.25s, 2007 (Banks and
      Credit Companies)                             $      100      $    96,870
--------------------------------------------------------------------------------
  Panama
    Republic of Panama, 7.875s, 2002 (Government)## $       20      $    19,375
--------------------------------------------------------------------------------
Total Foreign Bonds                                                 $   665,076
--------------------------------------------------------------------------------
Total Bonds (Identified Cost,                                       $24,879,721
--------------------------------------------------------------------------------
Convertible Bonds - 0.3%
--------------------------------------------------------------------------------
U.S. Bonds - 0.1%
  Oil Services - 0.1%
    Diamond Offshore Drilling, Inc., 3.75s, 2007    $      270      $   119,138
--------------------------------------------------------------------------------
Total U.S. Bonds                                                    $    77,400
--------------------------------------------------------------------------------
Foreign Bonds - 0.2%
  Germany - 0.2%
    Deutsche Fin Neth, 0s, 2017 (Automotive)        $      270      $   119,138
--------------------------------------------------------------------------------
Total Foreign Bonds                                                 $   119,138
--------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $178,013)                 $   196,538
--------------------------------------------------------------------------------
Short-Term Obligations - 11.9%
--------------------------------------------------------------------------------
    Federal Home Loan Bank Corp., due 1/02/98       $    3,740      $ 3,739,491
    Federal Home Loan Mortgage Corp., due 1/14/98 -
      1/20/98                                            5,280        5,266,689
--------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                     $ 9,006,180
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $70,839,879)                    $77,040,474
--------------------------------------------------------------------------------
Other Assets, Less Liabilities - (1.9)%                              (1,428,344)
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $75,612,130
--------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
------------------------------------------------------------------------------
December 31, 1997
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $70,839,879)           $77,040,474
  Cash                                                                32,279
  Receivable for Series shares sold                                  471,478
  Receivable for investments sold                                     41,271
  Interest and dividends receivable                                  529,575
  Deferred organization expenses                                       3,698
  Other assets                                                           169
                                                                 -----------
      Total assets                                               $78,118,944
                                                                 -----------
Liabilities:
  Payable for Series shares reacquired                           $    40,123
  Payable for investments purchased                                2,461,937
  Payable to affiliates -
    Management fee                                                     1,551
    Shareholder servicing agent fee                                       68
  Accrued expenses and other liabilities                               3,135
                                                                 -----------
      Total liabilities                                          $ 2,506,814
                                                                 -----------
Net assets                                                       $75,612,130
                                                                 ===========
Net assets consist of:
  Paid-in capital                                                $66,269,458
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                   6,200,548
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                              1,696,397
  Accumulated undistributed net investment income                  1,445,727
                                                                 -----------
      Total                                                      $75,612,130
                                                                 ===========
Shares of beneficial interest outstanding                         4,546,608
                                                                 ===========
Net asset value per share
  (net assets of $75,612,130 / 4,546,608 shares of beneficial
  interest outstanding)                                            $16.63
                                                                   ======
See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Year Ended December 31, 1997
------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                      $1,305,329
    Dividends                                                        589,468
    Foreign taxes withheld                                            (5,474)
                                                                 -----------
      Total investment income                                     $1,889,323
                                                                 -----------
  Expenses -
    Management fee                                                $  331,670
    Trustees' compensation                                             2,033
    Shareholder servicing agent fee                                   15,656
    Administrative fee                                                 5,461
    Auditing fees                                                     44,773
    Custodian fee                                                     25,906
    Printing                                                          23,917
    Legal fees
    Amortization of organization expenses                              1,837
    Legal fees                                                         1,514
                                                                  ----------
      Total expenses                                              $  452,767
    Reduction of expenses by investment adviser                       (9,651)
    Fees paid indirectly                                                (899)
                                                                  ----------
      Net expenses                                                $  442,217
                                                                  ----------
        Net investment income                                     $1,447,106
                                                                  ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $1,696,947
    Foreign currency transactions                                     (1,379)
                                                                  ----------
        Net realized gain on investments and foreign currency
          transactions                                            $1,695,568
                                                                  ----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                   $5,126,637
    Translation of assets and liabilities in foreign
      currencies                                                        (39)
                                                                  ----------
        Net unrealized gain on investment and foreign
          currency translation                                   $5,126,598
                                                                  ----------
          Net realized and unrealized gain on investments
            and foreign currency                                 $6,822,166
                                                                  ----------
            Increase in net assets from operations               $8,269,272
                                                                 ==========

See notes to financial statements

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------
                                                               Year Ended December 31,
                                                           -------------------------------------
                                                                    1997                    1996
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                     $ 1,447,106             $   289,998
  Net realized gain on investments and foreign
    currency transactions                                     1,695,568                 125,166
  Net unrealized gain on investments and foreign
    currency translation                                      5,126,598                 823,206
                                                            -----------             -----------
    Increase in net assets from operations                  $ 8,269,272             $ 1,238,370
                                                            -----------             -----------
Distributions declared to shareholders -
  From net investment income                                $     --                   (287,177)
  From net realized gain on investments and
    foreign currency transactions                                 --                   (124,941)
                                                            -----------             -----------
    Total distributions declared to shareholders            $     --                $  (412,118)
                                                            -----------             -----------
Net increase in net assets from Series share
  transactions                                              $48,093,086             $15,626,450
                                                            -----------             -----------
      Total increase in net assets                          $56,362,358             $16,452,702
Net assets:
  At beginning of year                                       19,249,772               2,797,070
                                                            -----------             -----------
  At end of year (including accumulated
    undistributed net
    investment income of $1,445,727 and $226,
    respectively)                                           $75,612,130             $19,249,772
                                                            ===========             ===========

See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------
                                           Year Ended                  Year Ended                 Period Ended
                                    December 31, 1997           December 31, 1996           December 31, 1995*
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period          $13.71                      $12.25                       $10.00
                                               ------                      ------                       ------
Income from investment operations# -
  Net investment income(S)                     $ 0.52                      $ 0.46                       $ 0.41
  Net realized and unrealized
    gain on investments and
    foreign currency
    transactions                                 2.40                        1.30                         2.32
                                               ------                      ------                       ------
      Total from investment
        operations                             $ 2.92                      $ 1.76                       $ 2.73
                                               ------                      ------                       ------
Less distributions declared to shareholders -
  From net investment income                   $ --                        $(0.21)                      $(0.25)
  From net realized gain on
    investments and foreign
    currency transactions                        --                         (0.09)                       (0.23)
                                               ------                      ------                       ------
      Total distributions
       declared to shareholders                $ --                        $(0.30)                      $(0.48)
                                               ------                      ------                       ------
Net asset value - end of period                $16.63                      $13.71                       $12.25
                                               ======                      ======                       ======
Total return                                   21.30%                      14.37%                       27.34%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses                                      1.00%                       1.00%                        1.00%+
  Net investment income                         3.25%                       3.59%                        3.83%+
Portfolio turnover                                93%                         76%                          16%
Average commission rate###                    $0.0554                     $0.0485                     $   --
Net assets at end of period (000 omitted)     $75,612                     $19,250                     $ 2,797

  + Annualized.
 ++ Not annualized.
  * For the period from the commencement of the Series' investment operations, January 3, 1995, through
    December 31, 1995.
  # Per share data are based on average shares outstanding.
 ## For fiscal year ended after September 1, 1995, expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for Series with fiscal years beginning on or after September 1, 1995.
(S) The Adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

  Net investment income                        $ 0.52                      $ 0.32                       $ 0.22
  Ratios (to average net
assets):
    Expenses##                                  1.02%                       2.10%                        2.49%+
    Net investment income                       3.23%                       2.49%                        2.09%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFSMFS Total Return Series (the Series) is a diversified series of MFS Variable Insurance Trust (the Trust) which is comprised of the following 12 series: MFS(R) Bond Series, MFS(R) Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Markets Equity Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) Research Series, MFS Total Return Series, MFS(R) Utilities Series, MFS(R) Value Series, and MFS(R) World Governments Series. The Trust is organized as a Massachusetts business Trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1997, there were 24 shareholders of the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' average daily net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended December 31, 1997, accumulated undistributed net investment income was decreased by $1,605, accumulated undistributed net realized gain on investments was decreased by $4,239, and paid in capital was increased by $5,844 due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share. At December 31, 1997, accumulated undistributed net investment income and realized gain on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for losses on wash sale transactions.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.75% of average daily net assets. The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1997, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $122,463.

Administrator - Effective March 1, 1997, the Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following percentages of the Series' average daily net assets, provided that the administrative fee is not assessed on Series assets that exceed $3 billion.

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS, MFS Fund
Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $79,851,697 and $35,975,162, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                              $70,858,566
                                                            -----------
Gross unrealized appreciation                               $ 6,665,860
Gross unrealized depreciation                                  (483,952)
                                                            -----------
  Net unrealized appreciation                               $ 6,181,908
                                                            ===========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

                                          Year Ended December 31, 1997         Year Ended December 31, 1996
                                         ------------------------------       -----------------------------
                                          Shares              Amount           Shares           Amount
----------------------------------------------------------------------------------------------------------
Shares sold                              3,451,965          $52,887,638       1,341,544       $17,739,649
Shares issued to shareholders in
  reinvestment of distributions              --                  --              29,841           412,118
Shares reacquired                         (309,785)          (4,794,552)       (195,111)       (2,525,317)
                                         ---------          -----------       ---------       -----------
    Net increase                         3,142,080          $48,093,086       1,176,274       $15,626,450
                                         =========          ===========       =========       ===========

(6) Line of Credit
The Series and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each Series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1997, was $333.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS Total Return Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Total Return Series (the Series) (one of the series constituting the MFS Variable Insurance Trust) as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and December 31, 1996, and the financial highlights for each of the years in the three-year period ended December 31, 1997. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Total Return Series at December 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 1998



                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
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(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                                VTR-2 2/98 18.1M